UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        April 27, 2017

CAMBREX CORPORATION

(Exact name of Registrant as specified in its charter)

DELAWARE	1-10638	22-2476135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE MEADOWLANDS PLAZA, EAST RUTHERFORD,	NEW JERSEY 07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:               (201) 804-3000

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2017, the Company held its annual meeting of stockholders pursuant to notice duly given. At the meeting, the stockholders voted on the following five proposals and cast their votes as described below. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 21, 2017.

1. Proposal 1 – Election of Directors. All of the nominees for director were elected for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualified by the votes set forth in the table below:

	For	Against	Abstain	Broker Non-Votes
Rosina B. Dixon	28,598,156	438,027	9,266	1,388,231
Claes Glassell	28,726,710	309,753	8,986	1,388,231
Louis J. Grabowsky	28,761,600	274,563	9,286	1,388,231
Bernhard Hampl	28,758,426	277,734	9,289	1,388,231
Kathryn Rudie Harrigan	28,622,632	413,551	9,266	1,388,231
Ilan Kaufthal	28,550,726	485,236	9,487	1,388,231
Steven M. Klosk	28,734,429	302,272	8,748	1,388,231
Peter G. Tombros	28,545,487	490,317	9,645	1,388,231
Shlomo Yanai	28,594,079	442,084	9,286	1,388,231

2. Proposal 2 – Say on Pay. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
28,449,340	566,409	29,700	1,388,231

3. Proposal 3 – Frequency of Say on Pay Vote. The Company’s stockholders voted, on an advisory basis, that the frequency of named executive officer compensation advisory votes should be every year, as set forth below:

1 year	2 years	3 years	Abstain	Broker Non-Votes
24,544,467	83,239	4,400,034	17,709	1,388,231

Based on these results, and consistent with the recommendation of the Company’s board of directors (the “Board”), the Board has determined that the Company will hold an advisory vote on named executive officer compensation every year.

4. Proposal 4 – Approval of Amended and Restated Executive Cash Incentive Plan. The Company’s stockholders approved the Company’s Amended and Restated Executive Cash Incentive Plan, as disclosed in the definitive proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
28,563,335	452,487	29,627	1,388,231

5. Proposal 5 – Ratification of Independent Registered Public Accountants. The Company’s stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017, by the votes set forth in the table below:

For	Against	Abstain
30,124,454	301,770	7,456

The proposal to ratify the appointment of BDO USA, LLP was a routine matter and, therefore, there were no broker non-votes relating to that matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

CAMBREX CORPORATION

Date: May 2, 2017	By:	/s/ Samantha Hanley
	Name:	Samantha Hanley
	Title:	Vice President and General Counsel